GOLDMAN SACHS TRUST

Institutional, Class P, and Class R6 Shares of the

Goldman Sachs Strategic Factor Allocation Fund

(the “Fund”)

Supplement dated March 26, 2021 to the

Prospectuses and Statement of Additional Information (“SAI”), each dated December 29, 2020, as supplemented to date

Effective immediately, Nishank Modi no longer serves as a portfolio manager for the Fund. In addition, effective immediately, James Park serves as a portfolio manager for the Fund. Federico Gilly and Patrick Hartnett will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Modi in the Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Strategic Factor Allocation Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Federico Gilly, Managing Director, has managed the Fund since 2020; Patrick Hartnett, Associate, has managed the Fund since 2021; and James Park, Managing Director, has managed the Fund since 2021.

The following row is added to the table in the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

James Park Managing Director	Portfolio Manager— Strategic Factor Allocation	Since 2021	Mr. Park joined the Investment Adviser as a member of the QIS Team in 2004. He is a senior member of the QIS research and portfolio management team.

This Supplement should be retained with your Prospectuses and SAI for future reference.

STRATFACALTBDSTK 03-21